                                                           EXHIBIT 10.124

                             AMENDED AND RESTATED

                               TRUST AGREEMENT

                                    among

                     ONYX ACCEPTANCE FINANCIAL CORPORATION,
                                  as Depositor

                            BANKERS TRUST (DELAWARE),
                               as Owner Trustee

                                       and

                              JPMORGAN CHASE BANK,
                                 as Trust Agent

                           Dated as of April 12, 2002

              ONYX ACCEPTANCE RESIDUAL FUNDING OWNER TRUST 2000-A1

                               TABLE OF CONTENTS
                                                                              Page
                                                                              ----
ARTICLE I - DEFINITIONS.....................................................     1
      Section  1.01   Capitalized Terms.....................................     1
      Section  1.02   Other Definitional Provisions.........................     4
      Section  1.03   Usage of Terms........................................     4
      Section  1.04   Section References....................................     4
      Section  1.05   Accounting Terms......................................     4

ARTICLE II - ORGANIZATION...................................................     5
      Section  2.01   Name..................................................     5
      Section  2.02   Office................................................     5
      Section  2.03   Purposes and Powers...................................     5
      Section  2.04   Appointment of Owner Trustee..........................     6
      Section  2.05   Initial Capital Contribution of Owner Trust Estate....     6
      Section  2.06   Declaration of Trust..................................     6
      Section  2.07   Title to Trust Estate.................................     6
      Section  2.08   Situs of Trust........................................     7
      Section  2.09   Representations and Warranties of the Depositor.......     7
      Section  2.10   Federal Income Tax Allocations........................     8
      Section  2.11   Separateness Covenants................................     8

ARTICLE III - TRUST CERTIFICATES AND TRANSFER OF INTERESTS..................     9
      Section  3.01   [Reserved]............................................     9
      Section  3.02   The Trust Certificates and the Notes..................     9
      Section  3.03   Execution, Authentication and Delivery of
                      Trust Certificates and Notes..........................     9
      Section  3.04   Registration of Transfer and Exchange of
                      Trust Certificates....................................    10
      Section  3.05   Mutilated, Destroyed, Lost or Stolen Trust
                      Certificates..........................................    11
      Section  3.06   Persons Deemed Holders................................    11
      Section  3.07   Access to List of Holders' Names and Addresses........    11
      Section  3.08   Maintenance of Office or Agency.......................    11
      Section  3.09   Temporary Trust Certificates..........................    12
      Section  3.10   Appointment of Paying Agent...........................    12
      Section  3.11   Restrictions on Transfer of Trust Certificates........    13

ARTICLE IV - ACTIONS BY OWNER TRUSTEE.......................................    15
      Section  4.01   Prior Notice to Holders with Respect to Certain
                      Matters...............................................    15
      Section  4.02   Action by Holders with Respect to Certain Matters.....    15
      Section  4.03   Action by Holders with Respect to Bankruptcy..........    16
      Section  4.04   Restrictions on Holders' Power........................    16
      Section  4.05   Majority Control......................................    16

                                TABLE OF CONTENTS
                                   (Continued)

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ARTICLE V - APPLICATION OF TRUST FUNDS; CERTAIN DUTIES......................    16
      Section  5.01   Establishment of Certificate Distribution Account.....    16
      Section  5.02   Application of Trust Funds............................    16
      Section  5.03   Method of Payment.....................................    17
      Section  5.04   No Segregation of Monies; No Interest.................    17
      Section  5.05   Accounting and Reports to the Holders,
                      the Internal Revenue Service and Others...............    17
      Section  5.06   Signature on Returns; Tax Matters Partner.............    18

ARTICLE VI - AUTHORITY AND DUTIES OF OWNER TRUSTEE AND TRUST AGENT..........    18
      Section  6.01   General Authority.....................................    18
      Section  6.02   General Duties........................................    18
      Section  6.03   Action Upon Instruction...............................    19
      Section  6.04   No Duties Except as Specified in this Agreement or
                      in Instructions.......................................    20
      Section  6.05   No Action Except Under Specified Documents or
                      Instructions..........................................    20
      Section  6.06   Restrictions..........................................    20

ARTICLE VII - CONCERNING THE OWNER TRUSTEE AND THE TRUST AGENT..............    20
      Section  7.01   Acceptance of Trusts and Duties.......................    20
      Section  7.02   Furnishing of Documents...............................    23
      Section  7.03   Representations and Warranties........................    23
      Section  7.04   Reliance; Advice of Counsel...........................    24
      Section  7.05   Not Acting in Individual Capacity.....................    24
      Section  7.06   Owner Trustee and Trust Agent Not Liable for Trust
                      Certificates, Notes or Underlying Certificates........    25
      Section  7.07   Owner Trustee and Trust Agent May Own Trust
                      Certificates and Notes................................    25

ARTICLE VIII - COMPENSATION AND INDEMNIFICATION OF OWNER TRUSTEE AND
      TRUST AGENT...........................................................    25
      Section  8.01   Owner Trustee's and Trust Agent's Fees and Expenses...    25
      Section  8.02   Indemnification.......................................    26
      Section  8.03   Payments to the Owner Trustee or Trust Agent..........    26

ARTICLE IX - TERMINATION OF TRUST AGREEMENT.................................    26
      Section  9.01   Termination of Trust Agreement........................    26

ARTICLE X - SUCCESSOR OWNER TRUSTEES, ADDITIONAL OWNER TRUSTEE AND
      TRUST AGENT...........................................................    27
      Section  10.01   Eligibility Requirements for Owner Trustee...........    27

                               TABLE OF CONTENTS
                                   (Continued)

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                                                                              ----
      Section  10.02   Resignation or Removal of Owner Trustee..............    27
      Section  10.03   Successor Owner Trustee..............................    28
      Section  10.04   Merger or Consolidation of Owner Trustee.............    28
      Section  10.05   Appointment of Co-Trustee or Separate Trustee........    29
      Section  10.06   Appointment of Trust Agent...........................    29

ARTICLE XI - MISCELLANEOUS..................................................    30
      Section  11.01   Supplements and Amendments...........................    30
      Section  11.02   Limitations on Rights of Others......................    32
      Section  11.03   Notices..............................................    32
      Section  11.04   Severability of Provisions...........................    32
      Section  11.05   Counterparts.........................................    32
      Section  11.06   Successors and Assigns...............................    32
      Section  11.07   No Petition..........................................    32
      Section  11.08   No Recourse..........................................    33
      Section  11.09   Certificates Nonassessable and Fully Paid............    33
      Section  11.10   Headings.............................................    33
      Section  11.11   Governing Law........................................    33
      Section  11.12   Duties...............................................    33

                                   EXHIBITS

Exhibit A  -   Form of Trust Certificate

      This AMENDED AND RESTATED TRUST AGREEMENT, dated as of April 12, 2002 is among ONYX ACCEPTANCE FINANCIAL CORPORATION, a Delaware corporation (the "DEPOSITOR"), BANKERS TRUST (DELAWARE), a Delaware banking corporation, as owner trustee (the "OWNER TRUSTEE"), and JPMORGAN CHASE BANK, a New York corporation, as agent of the Owner Trustee for the limited purposes set forth herein (the "TRUST AGENT").

      WHEREAS, the Depositor, the Owner Trustee and the Trust Agent entered into the Trust Agreement, dated as of March 29, 2000 (the "ORIGINAL TRUST AGREEMENT");

      WHEREAS, the Depositor, the Owner Trustee and the Trust Agent wish to amend and restate the Original Trust Agreement as provided herein;

      WHEREAS, Section 11.01(b) of the Original Trust Agreement permits the amendments contemplated herein by the Depositor, the Owner Trustee and the Trust Agent with the consent of the holders of all outstanding Notes and Trust Certificates;

      WHEREAS, immediately prior to the execution of this Amended and Restated Trust Agreement, the holders of Class A Notes (as defined in the Original Trust Agreement) have agreed to a voluntary redemption of the Class A Notes pursuant to the execution of a Consent and Waiver of Class A Note Holders, dated April 11, 2002, between each Class A Note Holder, the Issuer and the Indenture Trustee, and by virtue of the execution of such Consent and Waiver, the Class A Notes are no longer outstanding;

      WHEREAS, immediately prior to the execution of this Amended and Restated Trust Agreement, the holders of Class B Notes (as defined in the Original Trust Agreement) have agreed to a voluntary redemption of the Class B Notes pursuant to the execution of a Consent and Waiver of Class B Note Holder, dated April 11, 2002, between the sole Class B Note Holder, the Issuer and the Indenture Trustee, and by virtue of the execution of such Consent and Waiver, the Class B Notes are no longer outstanding;

      WHEREAS, there are no Notes outstanding and the sole holder of 100% of the Trust Certificates has consented to this Amended and Restated Trust Agreement, as evidenced by the execution of this Amended and Restated Trust Agreement;

      NOW, THEREFORE, the parties hereto agree that the Original Trust Agreement is hereby amended and restated as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 Capitalized Terms. Except as otherwise provided in this Agreement, whenever used in this Agreement the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      "ADMINISTRATION AGREEMENT" means the amended and restated administration agreement, dated as of April 12, 2002 among the Trust, the Depositor, the Indenture Trustee, the Trust Agent and Onyx, as administrator.

      "ADMINISTRATOR" means the Person acting as "Administrator" under the Administration Agreement.

      "AGREEMENT" means this Amended and Restated Trust Agreement, as the same may be amended and supplemented from time to time.

      "APPLICANTS" shall have the meaning assigned to such term in Section 3.07.

      "BENEFIT PLAN" means (i) an employee benefit plan (as such term is defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

      "BUSINESS TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.ss. 3801, et seq., as the same may be amended from time to time.


      "CERTIFICATE DISTRIBUTION ACCOUNT" means the account established and maintained as such pursuant to Section 5.01.

      "CERTIFICATE OF TRUST" means the Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute, as amended through the date hereof.

      "CERTIFICATE REGISTER" and "CERTIFICATE REGISTRAR" mean the register maintained and the registrar (or any successor thereto) appointed pursuant to
Section 3.04.

      "CLOSING DATE" means April 12, 2002.

      "CODE" means the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

      "COMMISSION" means the United States Securities and Exchange Commission.

      "DEPOSITOR" means Onyx Acceptance Financial Corporation in its capacity as depositor hereunder, and its successors.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "GRANT" shall have the meaning assigned to such term in Section 2.03.

      "HOLDER" means, the Person in whose name a Trust Certificate is registered in the Certificate Register.

      "INDENTURE" means the amended and restated indenture dated as of April 12, 2002, between the Trust, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee.

      "NOTEHOLDER" means the Person in whose name a Note is registered pursuant to the terms of the Indenture.

      "NOTES" means the notes issued pursuant to the Indenture on or after the Closing Date, and excludes the Class A Notes and the Class B Notes issued under the Original Indenture before its amendment on the date hereof.

      "ONYX" means Onyx Acceptance Corporation, and its successors.

      "OWNER TRUSTEE" means Bankers Trust (Delaware), a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

      "OWNER TRUSTEE CORPORATE TRUST OFFICE" means the office of the Owner Trustee at which its corporate trust business shall be administered, which initially shall be E.A. Delle Donne Corporate Center, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805-1266, Attention: Corporate Trust Administration Department, or such other office at such other address as the Owner Trustee may designate from time to time by notice to the Holders of the Trust Certificates and the Depositor.

      "PAYING AGENT" means the Trust Agent or any successor in interest thereto or any other paying agent or co-paying agent appointed pursuant to Section 3.10 and authorized by the Issuer to make payments to and distributions from the Certificate Distribution Account.

      "PERCENTAGE INTEREST" means with respect to each Trust Certificate the percentage portion of the Residual Interest evidenced thereby as stated on the face of such Trust Certificate.

      "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "PROSPECTIVE OWNER" has the meaning set forth in Section 3.11(a).

      "RECORD DATE" means, with respect to any Payment Date, the day immediately preceding such Payment Date.

      "RESIDUAL INTEREST" means the residual interest in the Trust, which represents the right to receive the amount of the Trust Estate remaining, if any, after all Notes have been paid in full.

      "RESPONSIBLE OFFICER" means, with respect to the Owner Trustee, any officer within the Owner Trustee Corporate Trust Office, and with respect to the Trust Agent, any officer within the Trust Agent Office, including any Vice President, assistant secretary or other officer or assistant officer of the Owner Trustee or the Trust Agent, as the case may be, customarily performing functions similar to those performed by the people who at such time shall be officers and has direct responsibility for the administration of this Agreement.

      "SALE AND ASSIGNMENT AGREEMENT" means the Sale and Assignment Agreement, dated as of March 29, 2000 among the Trust, as Issuer, the Depositor, as Seller, the Indenture Trustee and the Trust Agent as the same may be amended or supplemented from time to time.

      "SECRETARY OF STATE" means the Secretary of State of the State of Delaware.

      "SELLER" means Onyx Acceptance Financial Corporation, in its capacity as seller under the Sale and Assignment Agreement, and its successors.

      "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

      "TRUST" means the trust governed by this Agreement.

      "TRUST AGENT" means JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but solely as agent of the Owner Trustee under this Agreement, and any successor Trust Agent hereunder.

      "TRUST AGENT OFFICE" means the office of the Trust Agent at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Institutional Trust Services Onyx Residual Funding 2000-A1 or such other office at such other address as the Trust Agent may designate from time to time by notice to the Holders of the Trust Certificates and the Depositor.

      "TRUST CERTIFICATE" means an instrument substantially in the form attached as Exhibit A hereto and evidencing a Percentage Interest in the Residual Interest.

      "TRUST ESTATE" means all right, title and interest of the Trust in and to the Collateral.

      "UCC" means the Uniform Commercial Code as in effect in the State of New York.

      Section 1.02 Other Definitional Provisions. Capitalized terms used that are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

      Section 1.03 Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation".

      Section 1.04 Section References. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

      Section 1.05 Accounting Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE II

                                  ORGANIZATION

      Section 2.01 Name. The Trust governed by this Agreement shall be known as, and its name is hereby changed to, "Onyx Acceptance Residual Funding Owner Trust 2000-A1", in which name the Owner Trustee may conduct the activities of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued, and in which name the Owner Trustee may perform its duties hereunder.

      Section 2.02 Office. The office of the Trust shall be in care of the Owner Trustee at the Owner Trustee Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Holders or the Depositor.

      Section 2.03 Purposes and Powers. The sole purpose of the Trust is to hold or conserve the Trust Estate and collect and disburse the periodic income therefrom for the use and benefit of the Holders, and in furtherance of such purpose to engage in the following ministerial activities:

            (i) to issue the Notes pursuant to the Indenture, to sell the Notes and to issue Trust Certificates pursuant to this Agreement;

            (ii) to assign, grant, transfer, pledge, mortgage and convey ("GRANT") the Trust Estate and the other Collateral (as defined in the Indenture) pursuant to the Indenture and to hold, manage and distribute to the Holders pursuant to this Agreement any portion of the Trust Estate or other Collateral released from the lien of, and remitted to the Trust pursuant to, the Indenture;

            (iii) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

            (iv) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Holders and the Noteholders; and

            (v) to engage in those activities, including entering into agreements, that are necessary to accomplish the foregoing or are incidental thereto or connected therewith.

The Trust is hereby authorized to engage in the foregoing activities. Other than pursuant to this Agreement, or in connection with or incidental to the provisions or purposes of this Agreement, the Trust shall not (i) issue debt or otherwise borrow money, (ii) merge or consolidate with any other entity, reorganize, liquidate or transfer all or substantially all of its assets to any other entity, or (iii) otherwise engage in any activity or exercise any power not provided for in this Agreement or the Basic Documents.

      Section 2.04 Appointment of Owner Trustee. The Depositor hereby acknowledges the appointment of the Owner Trustee as trustee of the Trust effective as of the date of the Original Trust Agreement, to have all the rights, powers and duties set forth herein and in the Business Trust Statute, and the Owner Trustee hereby acknowledges such appointment. The Owner Trustee is hereby authorized and directed to file an amendment to the Certificate of Trust with the Secretary of State, to effect the change of the name of the Trust described in Section 2.01.

      Section 2.05 Initial Capital Contribution of Owner Trust Estate. Effective as of the date of the Original Trust Agreement, the Depositor sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1.00. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of such date, of the foregoing contribution, which constituted the initial Trust Estate and was deposited in the Certificate Distribution Account. The Depositor shall pay administrative expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee or the Trust Agent, as applicable, promptly reimburse the Owner Trustee and the Trust Agent, respectively, for any such expenses paid by the Owner Trustee or the Trust Agent, as applicable.

      Section 2.06 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Trust Estate and collecting and disbursing the periodic income therefrom for the use and benefit of the Holders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, on and after the Closing Date, (i) so long as there is a sole Holder, the Trust shall be disregarded as an entity separate from the sole Holder and (ii) if there is more than one Holder, the Trust shall be treated as a partnership, with the assets of the partnership being the Underlying Certificates and other assets held by the Trust and with the partners of the partnership being the Holders and the Notes shall be treated as debt of the Holder in the case of clause (i) and as debt of the partnership in the case of clause (ii). The Trust shall not elect to be treated as an association under Treasury Regulation

Section 301.7701-3(a) for federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust provided in the second preceding sentence. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute for the sole purpose and to the extent necessary to accomplish the purposes of the Trust as set forth in Section 2.03.

      Section 2.07 Title to Trust Estate. Subject to the Indenture, legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee and/or a separate trustee, as the case may be.

      The Holders shall not have legal title to any part of the Trust Estate. The Holders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX of this Agreement. No transfer, by operation of law or otherwise, of any right, title or interest of the Holders to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

      Section 2.08 Situs of Trust. The Trust will be located and administered in the State of Delaware or the State of New York. All bank accounts maintained on behalf of the Trust shall be located in the State of California, the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in California, Delaware or New York and payments will be made by the Trust only from California, Delaware or New York. The only office of the Trust will be at the Owner Trustee Corporate Trust Office.

      Section 2.09 Representations and Warranties of the Depositor.

      (a) The Depositor hereby represents and warrants to the Owner Trustee that:

            (i) The Depositor is duly organized and validly existing as a corporation organized and existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority and legal right to acquire and own the Underlying Certificates.

            (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

            (iii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor had full power and authority to sell and assign the property sold and assigned to and deposited with the Owner Trustee on behalf of the Trust as part of the

      Trust Estate, at the time such property was sold, assigned and deposited, and duly authorized such sale and assignment and deposit with the Owner Trustee on behalf of the Trust by all necessary corporate action. The execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action. The Depositor has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms.

            (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in the breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of the properties of the Depositor pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

            (v) There are no proceedings or investigations pending, or to the Depositor's best knowledge threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Agreement, any of the other Basic Documents or the Trust Certificates, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Trust Certificates or (D) involving the Depositor which might materially and adversely affect the federal income tax or other federal, state or local tax attributes of the Trust Certificates..

      Section 2.10 Federal Income Tax Allocations.

      (a) Net income of the Trust for any month, as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated among the Holders in proportion to the Percentage Interest of each such Holder.

      (b) Net losses of the Trust, if any, for any calendar month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Holders. Any indebtedness allocated pursuant to Treasury Regulation ss.1.752-3(a)(3) shall be allocated to the Trust Certificates. The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the income, gain, loss and deduction to the Depositor or to the Holders, or as otherwise required by the Code.

      Section 2.11 Separateness Covenants. So long as the Notes are outstanding, the Trust shall, and the Owner Trustee shall cause the Trust to, (i) maintain books and records and bank accounts separate from those of any other Person;
(ii) maintain its assets in such a manner that it is not costly or difficult to segregate, identify, or ascertain such assets; (iii) observe all trust procedures required by this Agreement and under Delaware Law; (iv) hold itself out to creditors and the public as a legal entity separate and distinct from any other Person; (v) prepare separate tax returns and financial statements, or if part of a consolidated group, then the Trust will be shown as a separate member of such group; (vi) allocate and charge fairly and reasonably any overhead shared with Affiliates; (vii) transact all business with Affiliates on an arm's-length basis and pursuant to enforceable agreements; (viii) conduct business in its own name, and use separate stationery, invoices, and checks separate from that of the Depositor or any Affiliate; (ix) not commingle its assets or funds with those of any other Person; and (x) not assume, guarantee, or pay the debts or obligations of any other Person.

                                   ARTICLE III

                  TRUST CERTIFICATES AND TRANSFER OF INTERESTS

      Section 3.01 [Reserved].

      Section 3.02 The Trust Certificates and the Notes.

      (a) The Trust Certificates shall not be issued with a principal amount. The Trust Certificates shall be executed by the Owner Trustee on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee, and authenticated by the Trust Agent by the manual or facsimile signature of an authorized officer of the Trust Agent and shall be deemed to have been validly issued when so executed and authenticated. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Owner Trustee or the Trust Agent shall be validly issued by the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution, authentication and delivery of such Trust Certificates or did not hold such offices at the date of such Trust Certificates. All Trust Certificates shall be dated the date of their authentication.

      (b) The Notes shall be executed by the Owner Trustee on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee, and shall be authenticated as provided in the Indenture. Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Owner Trustee shall be deemed to have been validly executed by the Trust, notwithstanding that such individual has ceased to be so authorized prior to the execution and delivery of such Notes or did not hold such office at the date of such Notes.

      Section 3.03 Execution, Authentication and Delivery of Trust Certificates and Notes.

      (a) In connection with the execution of the Original Trust Agreement the Owner Trustee executed, authenticated and delivered to the Depositor a single Trust Certificate numbered R-1, which represents 100% of the Percentage Interests of the Residual Interest, and evidences the entire ownership of the Trust. No Trust Certificate shall entitle its Holder to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Trust Certificate a certificate of authentication substantially in the form set forth in the form of Trust Certificate attached hereto as Exhibit A, executed by the Trust Agent or another authenticating agent of the Owner Trustee, by manual or facsimile signature, and such certificate upon any Trust Certificate shall be conclusive evidence, and the only evidence, that such Trust Certificate has been duly authenticated and delivered hereunder. Upon issuance, authorization and delivery pursuant to the terms hereof, the Trust Certificates will be entitled to the benefits of this Agreement.

      (b) On the Closing Date, the Owner Trustee shall execute the Notes on behalf of the Trust in the aggregate principal amount of $21,000,000 and cause the Notes to be authenticated and delivered to or upon the order of the Depositor. The Owner Trustee is hereby authorized to direct, on behalf of the Trust, the Indenture Trustee to authenticate and deliver the Notes upon the order of the Depositor.

      Section 3.04 Registration of Transfer and Exchange of Trust Certificates.

      (a) The Certificate Registrar shall keep or cause to be kept, a Certificate Register, subject to such reasonable regulations as it may prescribe. The Certificate Register shall provide for the registration of Trust Certificates and transfers and exchanges of Trust Certificates as provided herein. The Trust Agent, as agent for the Trust, is hereby initially appointed Certificate Registrar for the purpose of registering Trust Certificates and transfers and exchanges of Trust Certificates as herein provided. In the event that, subsequent to the Closing Date, the Trust Agent notifies the Administrator that the Trust Agent is unable to act as Certificate Registrar, the Administrator shall appoint another bank or trust company, having an office or agency located in The City of New York, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Depositor, to act as successor Certificate Registrar hereunder.

      (b) Upon surrender for registration of transfer of any Trust Certificate at the office of the Certificate Registrar, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Trust Agent, as its authenticating agent, to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like Percentage Interest.

      (c) At the option of a Holder of a Trust Certificate, Trust Certificates may be exchanged for other Trust Certificates in authorized denominations of a like Percentage Interest, upon surrender of the Trust Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Trust Certificates are so surrendered for exchange, the Owner Trustee on behalf of the Trust shall execute, authenticate and deliver (or shall cause the Trust Agent, as its authenticating agent, to authenticate and deliver) the Trust Certificates that the Holder making the exchange is entitled to receive. Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trust Agent and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. In addition, each Trust Certificate presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the prospective Holder certifying as to the representations set forth in Section 3.11(a).

      (d) No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or, on its behalf, the Trust Agent, may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

      (e) All Trust Certificates surrendered for registration of transfer or exchange, if surrendered to any agent of the Owner Trustee under this Agreement, shall be delivered to the Trust Agent and promptly canceled by it, or, if surrendered to the Trust Agent, shall be promptly canceled by it, and no Trust Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Trust Agent shall dispose of canceled Trust Certificates in accordance with the normal industry practice.

      Section 3.05 Destroyed, Lost or Stolen Trust Certificates. If (a) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) the Certificate Registrar and the Trust Agent receive such security or indemnity as may be required by them to hold the Certificate Registrar and the Trust Agent harmless, then, in the absence of notice to the Certificate Registrar or the Trust agent that such Trust Certificate has been acquired by a bona fide purchaser and the requirements of Section 8-406 of the UCC are met, and subject to Section 8-405 of the UCC, the Owner Trustee on behalf of the Trust shall execute and the Trust Agent, as its authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and Percentage Interest. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or, on its behalf, the Trust Agent, may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

      Section 3.06 Persons Deemed Holders. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Trust Agent, the Certificate Registrar, any Paying Agent and any of their respective agents may treat the Person in whose name any Trust Certificate is registered as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Trust Agent, the Certificate Registrar, any Paying Agent or any of their respective agents shall be affected by any notice to the contrary.

      Section 3.07 Access to List of Holders' Names and Addresses. The Trust Agent shall furnish or cause to be furnished to the Depositor, within 15 days after receipt by the Trust Agent of a written request therefor from the Depositor, a list, in such form as the Depositor may reasonably require, of the names and addresses of the Holders as of the most recent Record Date. If one or more Holders of Trust Certificates evidencing not less than 25% of the Percentage Interests of the Trust Certificates (hereinafter referred to as "APPLICANTS"), apply in writing to the Trust Agent, and such application states that the Applicants desire to communicate with other Holders with respect to their rights hereunder or under the

Trust Certificates and such application is accompanied by a copy of the communication that such Applicants propose to transmit, then the Trust Agent shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Holders. Each Holder, by receiving and holding a Trust Certificate, agrees with the Depositor, the Owner Trustee and the Trust Agent that none of the Depositor, the Owner Trustee or the Trust Agent shall be held accountable by reason of the disclosure of any such information as to its name and address hereunder, regardless of the source from which such information was derived.

      Section 3.08 Maintenance of Office or Agency. The Trust Agent shall maintain in the City of New York an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust Agent in respect of the Trust Certificates and the Basic Documents may be served. The Trust Agent hereby designates the office of JPMorgan Chase Bank at the address provided under the definition of the term "TRUST AGENT OFFICE" as its office for such purposes. The Trust Agent shall give prompt written notice to the Owner Trustee and the Depositor of any change in the location of the Certificate Register or any such office or agency.

      Section 3.09 Temporary Trust Certificates. Pending the preparation of definitive Trust Certificates, the Owner Trustee, on behalf of the Trust, may execute, authenticate and deliver, temporary Trust Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Trust Certificates in lieu of which they are issued. If temporary Trust Certificates are issued, the Depositor will cause definitive Trust Certificates to be prepared without unreasonable delay. After the preparation of definitive Trust Certificates, the temporary Trust Certificates shall be exchangeable for definitive Trust Certificates upon surrender of the temporary Trust Certificates at the office or agency to be maintained as provided in Section 3.08, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Trust Certificates, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Trust Agent, as its authenticating agent, to authenticate and deliver) in exchange therefor a like Percentage Interest of definitive Trust Certificates in authorized denominations. Until so exchanged, the temporary Trust Certificates shall in all respects be entitled to the same benefits hereunder as definitive Trust Certificates.

      Section 3.10 Appointment of Paying Agent. The Owner Trustee, on behalf of the Trust, hereby appoints the Trust Agent as Paying Agent under this Agreement. The Paying Agent shall make distributions to Holders from the Certificate Distribution Account pursuant to Section 5.02 hereof and shall report the amounts of such distributions to the Owner Trustee. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee on behalf of the Trust may revoke such power and remove the Paying Agent if the Owner Trustee is directed in writing to do so by the Administrator. Each Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Trust. In the event that the Trust Agent shall no longer be the Paying Agent, the Administrator shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Administrator shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrator to execute and deliver to the Trust an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trust that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 7.01, 7.03, 7.04, 8.01 and 8.02 shall apply to the Trust Agent also in its role as Paying Agent, for so long as the Trust Agent shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything herein to the contrary, the Trust Agent and the Paying Agent shall be the same entity as the Indenture Trustee under the Indenture and the Sale and Assignment Agreement.

      Section 3.11 Restrictions on Transfer of Trust Certificates.

      (a) Each prospective purchaser and any subsequent transferee of a Trust Certificate (each, a "PROSPECTIVE OWNER"), other than the Depositor, by virtue of its acceptance thereof, shall represent and warrant to the Owner Trustee, the Trust Agent and the Certificate Registrar and any of their respective successors that:

            (i) Such Person is (A) a "QUALIFIED INSTITUTIONAL BUYER" as defined in Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is aware that the seller of the Trust Certificates may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Trust Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Depositor and Onyx Acceptance Corporation).

            (ii) Such Person understands that the Trust Certificates have not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer (as such term is defined in Rule 144A under the Securities Act) or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

            (iii) Such person understands that the Trust Certificates bear a legend to the following effect:

            THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS TRUST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL

            BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO ONYX ACCEPTANCE FINANCIAL CORPORATION AND ONYX ACCEPTANCE CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS TRUST CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

            NO TRANSFER OF THIS TRUST CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

            (iv) Such Person shall comply with the provisions of Section 3.11(b), as applicable, relating to the ERISA restrictions with respect to the acceptance or acquisition of such Trust Certificates.

      (b) The Trust Certificates may not be acquired by or for the account of a Benefit Plan. By accepting and holding a Trust Certificate, the Holder shall be deemed to have represented and warranted that it is not a Benefit Plan.

      (c) The Trust Agent shall have no liability to the Issuer, any Holder, or any other Person arising from a transfer of any Trust Certificate in reliance upon a certification or representations, or an opinion described in this Section
3.11. Neither the Trust nor the Owner Trustee is obligated to register or qualify the Trust Certificates under the Securities Act or any other securities law.

      (d) Promptly after receipt, the Owner Trustee shall furnish to a requesting Holder, or any Prospective Owner designated by such Holder, the information required to be delivered to Holders and Prospective Owners of Trust Certificates in connection with resales of the Trust Certificates to permit compliance with Rule 144A of the Securities Act in connection with such resales. Such information with respect to the Trust Certificates shall be provided to the Owner Trustee as provided in the Indenture.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

      Section 4.01 Prior Notice to Holders with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, with respect to the following matters, neither the Owner Trustee nor the Trust Agent shall take any action unless at least 30 days before the taking of such action, the Owner Trustee or the Trust Agent, as applicable, shall have notified the Holders in writing of the proposed action and the Holders shall not have notified the Owner Trustee or the Trust Agent, as applicable, in writing prior to the 30th day after such notice is given that such Holders have withheld consent or provided alternative direction:

      (a) the initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust;

      (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

      (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Holders;

      (d) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Holders; or

      (e) the appointment pursuant to the Indenture of a successor Note Registrar, paying agent for the Notes or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or the Paying Agent, or the consent to the assignment by the Note Registrar, paying agent for the Notes, Indenture Trustee, Certificate Registrar or Paying Agent of its obligations under the Indenture or this Agreement, as applicable.

      Section 4.02 Action by Holders with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, neither the Owner Trustee nor the Trust Agent shall have the power, except upon the direction of the Holders, to (a) remove the Administrator pursuant to Section 8 of the Administration Agreement, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement, (c) except as expressly provided in the Basic Documents, sell the Underlying Certificates after the termination of the Indenture, (e) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, (f) authorize the merger or consolidation of the Trust with or into any other business trust or entity (other than in accordance with Section 3.10 of the Indenture) or (g) amend the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute). The Owner Trustee and the Trust Agent may only take the actions referred to in the preceding sentence upon written instructions signed by the Holders.

      Section 4.03 Action by Holders with Respect to Bankruptcy. Neither the Owner Trustee nor the Trust Agent shall have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Holders and the delivery to the Owner Trustee or the Trust Agent, as applicable, by each such Holder of a certificate certifying that such Holder reasonably believes that the Trust is insolvent.

      Section 4.04 Restrictions on Holders' Power. The Holders shall not direct the Owner Trustee or the Trust Agent to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust, or of the Owner Trustee or the Trust Agent, as applicable, under this Agreement or any of the other Basic Documents or would be contrary to the purpose of this Trust as set forth in Section 2.03, nor shall the Owner Trustee or the Trust Agent be obligated to follow any such direction, if given.

      Section 4.05 Majority Control. Except as expressly provided herein, any action that may be taken by the Holders under this Agreement may be taken by the Holders evidencing more than 50% of the Percentage Interest in the Residual Interest. Except as expressly provided herein, any written notice of the Holders delivered pursuant to this Agreement shall be effective if signed by Holders evidencing more than 50% of the Percentage Interest in the Residual Interest at the time of the delivery of such notice.

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

      Section 5.01 Establishment of Certificate Distribution Account. The Trust Agent shall, for the benefit of the Holders, establish and maintain an account denominated "CERTIFICATE DISTRIBUTION ACCOUNT - RESIDUAL FUNDING OT 2000-A1, JPMORGAN CHASE BANK, TRUST AGENT," which account shall be an Eligible Account (the "CERTIFICATE DISTRIBUTION ACCOUNT"). Funds shall be deposited in the Certificate Distribution Account as provided in the Indenture.

      All of the right, title and interest of the Trust Agent in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Holders and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Trust Agent, as agent of the Owner Trustee, for the benefit of the Holders. The funds on deposit in the Certificate Distribution Account shall remain uninvested.

      Section 5.02 Application of Trust Funds.

      (a) On the Closing Date and on each Payment Date, the Trust Agent, on behalf of the Owner Trustee, shall direct the Paying Agent to distribute all amounts on deposit in the Certificate Distribution Account first to the Administrator in payment of any compensation due under the Administration Agreement and then, the balance to the Holders pro rata.

      (b) On each Payment Date, the Trust Agent, on behalf of the Owner Trustee, shall cause the Paying Agent to send to each Holder the statement or statements provided to the Owner Trustee or the Trust Agent by the Indenture Trustee pursuant to Section 8.07 of the Indenture with respect to such Payment Date.

      (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Holder, such tax shall reduce the amount otherwise distributable to the Holder in accordance with this Section. The Trust Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Holders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee or the Trust Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Holder shall be treated as cash distributed to such Holder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If the Trust Agent receives written notice that there is a possibility that withholding tax is payable with respect to a distribution, the Trust Agent shall withhold such amounts in accordance with this paragraph (c).

      Section 5.03 Method of Payment. Subject to Section 9.01(c) respecting the final payment upon retirement of each Trust Certificate or as otherwise agreed between a Holder and the Trust Agent, distributions required to be made to each Holder of record on the related Record Date shall be made by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, in the amount to be distributed to such Holder pursuant to such Holder's Trust Certificates or, if the Holder shall have timely notified the Trust Agent with the proper instructions, by wire transfer.

      Section 5.04 No Segregation of Monies; No Interest. Subject to Sections
5.01 and 5.02, monies received by the Trust Agent hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Trust Agent shall not be liable for any interest thereon.

      Section 5.05 Accounting and Reports to the Holders, the Internal Revenue Service and Others. The Trust Agent shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver to each Holder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1, if applicable) to enable each Holder to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, IRS Form 1065, if applicable) and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization as a partnership, if applicable, for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Holders. The Trust Agent shall not make the election provided under Section 754 of the Code.

      Section 5.06 Signature on Returns; Tax Matters Partner.

      (a) The Owner Trustee shall sign on behalf of the Trust the tax returns, if any, of the Trust, unless applicable law requires a Holder to sign such documents, in which case such documents shall be signed by the Depositor, as long as the Depositor holds a Trust Certificate, and otherwise the holder of the largest Percentage Interest in the Trust Certificates shall sign such documents.

      (b) If a "tax matters partner" is required pursuant to Section 6231(a)(7)(A) of the Code, the Depositor shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations, as long as the Depositor holds a Trust Certificate, and otherwise the Holder of the largest Percentage Interest in the Trust Certificates shall be the "tax matters partner". To the extent allowed by law, the Depositor shall perform the obligations, if any, of the "tax matters partner" of each entity represented by an Underlying Certificate.

                                   ARTICLE VI

                 AUTHORITY AND DUTIES OF OWNER TRUSTEE AND TRUST
                                      AGENT

      Section 6.01 General Authority. Subject to the provisions and limitations of Sections 2.03 and 2.06, the Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator or the Holders recommend with respect to the Basic Documents.

      Section 6.02 General Duties. Subject to the provisions and limitations of Sections 2.03 and 2.06;

      (a) it shall be the duty of the Owner Trustee to discharge (or cause to be discharged through the Administrator or such agents as shall be appointed) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Holders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrator or the Trust Agent has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Trust Agent to carry out its obligations under the Administration Agreement or this Agreement, respectively; and

      (b) it shall be the duty of the Trust Agent to discharge all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust and the Trust Agent are a party and to administer the Trust in the interest of the Holders, subject to the Basic Documents and in accordance with the provisions of this Agreement.

      Section 6.03 Action Upon Instruction.

      (a) Subject to Article IV and Section 7.01(g) of this Agreement, in accordance with the terms of the Basic Documents, the Holders may by written instruction direct the Owner Trustee or the Trust Agent in the management of the Trust. Such direction may be exercised at any time by written instruction of the Holders pursuant to Article IV.

      (b) Neither the Owner Trustee nor the Trust Agent shall be required to take any action hereunder or under any other Basic Document if the Owner Trustee or the Trust Agent, as applicable, shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or the Trust Agent, as applicable, or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

      (c) Whenever the Owner Trustee or the Trust Agent is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Basic Document, the Owner Trustee or the Trust Agent, as applicable, shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Holders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee or the Trust Agent, as applicable, acts in good faith in accordance with any written instruction of the Holders received, the Owner Trustee or the Trust Agent, as applicable, shall not be liable on account of such action to any Person. If the Owner Trustee or the Trust Agent shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Basic Documents, as it shall deem to be in the best interests of the Holders, and shall have no liability to any Person for such action or inaction.

      (d) In the event that the Owner Trustee or the Trust Agent is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or the Trust Agent or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee or the Trust Agent may give notice (in such form as shall be appropriate under the circumstances) to the Holders requesting instruction and, to the extent that the Owner Trustee or the Trust Agent, as applicable, acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee or the Trust Agent, as applicable, shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee or the Trust Agent shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, and shall have no liability to any Person for such action or inaction.

      Section 6.04 No Duties Except as Specified in this Agreement or in Instructions. Neither the Owner Trustee nor the Trust Agent shall have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust Agent, as applicable, is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee or the Trust Agent, as applicable, pursuant to Section 6.01 or 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee or the Trust Agent. Neither the Owner Trustee nor the Trust Agent shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file with the Commission any filing for the Trust or to record this Agreement or any other Basic Document. Each of the Owner Trustee and the Trust Agent nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee or the Trust Agent, as applicable, that are not related to the ownership or the administration of the Trust Estate or the Grant of any portion thereof to the Indenture Trustee pursuant to the Indenture.

      Section 6.05 No Action Except Under Specified Documents or Instructions. Neither the Owner Trustee nor the Trust Agent shall manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except in accordance with (i) the powers granted to and the authority conferred upon the Owner Trustee or the Trust Agent, as applicable, pursuant to this Agreement,
(ii) the other Basic Documents and (iii) any document or instruction delivered to the Owner Trustee or the Trust Agent, as applicable, pursuant to Section 6.03.

      Section 6.06 Restrictions. Neither the Owner Trustee nor the Trust Agent shall take any action (i) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (ii) that, to the actual knowledge of a Responsible Officer of the Owner Trustee or the Trust Agent, as applicable, would result in the Trust's becoming taxable as a corporation for federal or state income tax purposes. The Holders shall not direct the Owner Trustee or the Trust Agent to take action that would violate the provisions of this Section.

                                   ARTICLE VII

                CONCERNING THE OWNER TRUSTEE AND THE TRUST AGENT

      Section 7.01 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the other Basic Documents. The Trust Agent agrees to perform its duties hereunder upon the terms of this Agreement and the other Basic Documents. Neither the Owner Trustee nor the Trust Agent shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Owner Trustee or the Trust Agent and, in the absence of bad faith on the part of the Owner Trustee or the Trust Agent, as applicable, the Owner Trustee and the Trust Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Owner Trustee or the Trust Agent and conforming to the requirements of this Agreement. Each of the Owner Trustee and the Trust Agent agrees to disburse all monies actually received by it constituting part of the Trust Estate upon the terms of this Agreement and the other Basic Documents. Neither the Owner Trustee nor the Trust Agent shall be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee or the Trust Agent, as the case may be. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

      (a) neither the Owner Trustee nor the Trust Agent shall be liable for any error of judgment made by a Responsible Officer of the Owner Trustee or the Trust Agent, respectively;

      (b) neither the Owner Trustee nor the Trust Agent shall be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with this Agreement, the Basic Documents or the written direction of the Administrator or any Holder;

      (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee or the Trust Agent to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee or the Trust Agent shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

      (d) under no circumstances shall the Owner Trustee or the Trust Agent be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

      (e) neither the Owner Trustee nor the Trust Agent shall be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and neither the Owner Trustee nor the Trust Agent shall assume or incur any liability, duty or obligation to any Noteholder or to any Holder, other than as expressly provided for herein or expressly agreed to in the other Basic Documents;

      (f) neither the Owner Trustee nor the Trust Agent shall be liable for the default or misconduct of the Administrator, the Depositor or the Indenture Trustee under any of the Basic Documents or otherwise and neither the Owner Trustee nor the Trust Agent shall have any obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Depositor under the Sale and Assignment Agreement;

      (g) neither the Owner Trustee nor the Trust Agent shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of the Holders, unless such Holders have offered to the Owner Trustee or the Trust Agent, as applicable, security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee or the Trust Agent, as applicable, therein or thereby; the right of the Owner Trustee and the Trust Agent to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and neither the Owner Trustee nor the Trust Agent shall be answerable for other than its negligence or willful misconduct in the performance of any such act;

      (h) anything in this Agreement to the contrary notwithstanding, in no event shall the Owner Trustee or Trust Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profit), even if the Owner Trustee or Trust Agent has been advised of the likelihood of such loss or damage and regardless of the form of action;

      (i) neither the Owner Trustee nor the Trust Agent shall be required to take notice or be deemed to have notice or knowledge of any default or any Event of Default under any of the Basic Documents unless a Responsible Officer of the Owner Trustee or the Trust Agent, respectively, shall have received written notice thereof. In the absence of receipt of such notice, the Owner Trustee and Trust Agent may conclusively assume that there is no default or Event of Default;

      (j) each of the Owner Trustee and the Trust Agent may rely and shall be protected in acting or refraining from acting upon any resolution, opinion of counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (k) each of the Owner Trustee and the Trust Agent may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

      (l) neither the Owner Trustee nor the Trust Agent shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Administrator or Holders; provided, however, that if the payment within a reasonable time to the Owner Trustee or Trust Agent, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Owner Trustee or Trust Agent, as applicable, not reasonably assured to it by the security afforded to them by the terms of this Agreement, the Owner Trustee or Trust Agent, as applicable, may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action;

      (m) neither the Owner Trustee nor the Trust Agent shall be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

      (n) each of the Owner Trustee and Trust Agent may execute any of their respective trusts or powers hereunder or perform any of their respective duties hereunder either directly or by or through agents, attorneys or custodians, and neither the Owner Trustee nor the Trust Agent shall be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Owner Trustee or Trust Agent, as applicable, with due care.

      Section 7.02 Furnishing of Documents. The Owner Trustee shall furnish to the Trust Agent duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents. The Trust Agent shall furnish to the Holders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust Agent under the Basic Documents or furnished to the Trust Agent as provided in the preceding sentence.

      Section 7.03 Representations and Warranties.

      (a) The Owner Trustee hereby represents and warrants to the Depositor and the Holders:

            (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

            (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

            (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or, to its actual knowledge, any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Estate resulting from actions by or claims against the Owner Trustee individually which are unrelated to this Agreement or the other Basic Documents.

      (b) The Trust Agent hereby represents and warrants to the Depositor and the Holders:

            (i) It is a New York banking corporation duly organized and validly existing in good standing under the laws of the State of New York. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

            (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

            (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal law or New York law, governmental rule or regulation governing the banking or trust powers of the Trust Agent or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Estate resulting from actions by or claims against the Trust Agent individually which are unrelated to this Agreement or the other Basic Documents.

      Section 7.04 Reliance; Advice of Counsel.

      (a) Neither the Owner Trustee nor the Trust Agent shall incur liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee and the Trust Agent may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee and the Trust Agent may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee or the Trust Agent, as applicable, for any action taken or omitted to be taken by it in good faith in reliance thereon.

      (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee and the Trust Agent each (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and neither the Owner Trustee nor the Trust Agent shall be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee or the Trust Agent with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the sole expense of the Depositor. Neither the Owner Trustee nor the Trust Agent shall be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any other Basic Document.

      Section 7.05 Not Acting in Individual Capacity. Except as otherwise provided in this Article VII in accepting the trusts hereby created, Bankers Trust (Delaware) acts solely as Owner Trustee hereunder and not in its individual capacity, and JPMorgan Chase Bank acts solely as Trust Agent hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee or the Trust Agent by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

      Section 7.06 Owner Trustee and Trust Agent Not Liable for Trust Certificates, Notes or Underlying Certificates. The recitals contained herein and in the Trust Certificates (other than (i) the respective signatures of the Owner Trustee and the Trust Agent; (ii) in the case of the Owner Trustee, the recitals contained in Section 7.03(a); and (iii) in the case of the Trust Agent, the recitals contained in Section 7.03(b) and the certificate of authentication on the Trust Certificates) shall be taken as the statements of the Depositor, and neither the Owner Trustee nor the Trust Agent assumes responsibility for the correctness thereof. Neither the Owner Trustee nor the Trust Agent makes any representations as to the validity or sufficiency of this Agreement, any other Basic Document or the Trust Certificates (other than the respective signatures of the Owner Trustee and the Trust Agent, and, in the case of the Trust Agent, the certificate of authentication on the Trust Certificates) or the Notes, or of any related documents. The Owner Trustee and the Trust Agent shall at no time have any responsibility or liability for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Holders under this Agreement or the Noteholders under the Indenture, including, without limitation, the validity of the assignment of any Underlying Certificate to the Trust or of any intervening assignment; the compliance by the Depositor with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation; or any action of the Administrator or the Indenture Trustee taken in the name of the Owner Trustee or the Trust Agent.

      Section 7.07 Owner Trustee and Trust Agent May Own Trust Certificates and Notes. The Owner Trustee and the Trust Agent, each in its individual or any other capacity, may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee or Trust Agent, as the case may be.

                                  ARTICLE VIII

                    COMPENSATION AND INDEMNIFICATION OF OWNER
                             TRUSTEE AND TRUST AGENT

      Section 8.01 Owner Trustee's and Trust Agent's Fees and Expenses. The Owner Trustee and the Trust Agent shall receive as compensation for their respective services hereunder such fees as have been separately agreed upon before the date hereof between the Administrator and the Owner Trustee and the Trust Agent, respectively, and the Owner Trustee and the Trust Agent shall be entitled to be reimbursed by the Administrator for other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee or the Trust Agent may employ in connection with the exercise and performance of its rights and its duties hereunder.

      Section 8.02 Indemnification. The Owner Trustee and the Trust Agent shall be entitled to indemnification as provided in the Administration Agreement.

      Section 8.03 Payments to the Owner Trustee or Trust Agent. Any amounts paid to the Owner Trustee or the Trust Agent pursuant to this Article shall be deemed not to be a part of the Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

      Section 9.01 Termination of Trust Agreement.

      (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect upon the earlier of (i) final distribution of all monies or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and Article V of this Agreement and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. The bankruptcy, liquidation, dissolution, death or incapacity of any Holder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Holder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or
(iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

      (b) Except as provided in Section 9.01(a), neither the Depositor nor any Holder shall be entitled to revoke or dissolve the Trust.

      (c) Notice of any dissolution of the Trust, specifying the Payment Date upon which Holders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Trust Agent by letter to Holders and, to the extent the Notes have not been paid in full, to the Indenture Trustee mailed within five Business Days of receipt of notice of such termination from the Seller given pursuant to Article IV of the Sale and Assignment Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent in the City of New York therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Trust Agent shall give such notice to the Certificate Registrar (if other than the Trust Agent) and the Paying Agent (if other than the Trust Agent) at the time such notice is given to Holders. After satisfaction of any liabilities of the Trust in accordance with the Business Trust Statute, upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Holders of the Trust Certificates, on a pro rata basis, any amounts remaining in the Trust upon the termination of this Agreement. In addition, the Trust agent shall notify the Rating Agency upon the final distribution in respect of the Trust Certificates.

      (d) In the event that all of the Holders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trust Agent shall give a second written notice to the remaining Holders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Trust Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Holders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.

      (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute. Upon the filing of such certificate, the Trust and this Agreement (other than Article VIII) shall terminate and be of no further force or effect.

                                    ARTICLE X

                   SUCCESSOR OWNER TRUSTEES, ADDITIONAL OWNER
                             TRUSTEE AND TRUST AGENT

      Section 10.01 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least A-1 by Standard & Poor's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

      Section 10.02 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

      If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Owner Trustee shall have breached any representation or warranty contained in Section 7.03(a) (without regard to any knowledge qualification), then the Administrator may remove the Owner Trustee. If the Owner Trustee shall be removed under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

      Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Rating Agency.

      Section 10.03 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

      No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

      Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to all Holders, the Depositor, the Indenture Trustee, the Noteholders and the Rating Agency. If the Administrator shall fail to mail such notice within ten days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

      Section 10.04 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to Section 10.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agency.

      Section 10.05 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Owner Trustee shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee, provided that such co-trustee or successor trustee must be acceptable to the Rating Agency and no notice of the appointment of any co- trustee or separate trustee shall be required pursuant to Section 10.03.

      Section 10.06 Appointment of Trust Agent. Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

      (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

      (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

      (c) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

      Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

      The Owner Trustee on behalf of the Trust hereby appoints JPMorgan Chase Bank as Trust Agent for the purpose of establishing and maintaining the Certificate Distribution Account and making the distributions therefrom to the persons entitled thereto pursuant to Section 5.02 of this Agreement and for purposes of performing the other duties specified to be performed by the Trust Agent under this Agreement and the other Basic Documents. The Trust Agent, in its capacity as Trust Agent, shall not have any rights, duties or obligations except as expressly provided in this Agreement and the Sale and Assignment Agreement.

      The Trust Agent may at any time resign and be discharged from the trusts hereby created by giving 30 days' written notice thereof to the Owner Trustee and the Administrator. Upon receiving such notice of resignation, the Owner Trustee shall promptly appoint a successor Trust Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trust Agent and one copy to the successor Trust Agent.


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
                                   ARTICLE XI

                                  MISCELLANEOUS

      Section 11.01 Supplements and Amendments.

      (a) This Agreement may be amended by the Depositor, the Owner Trustee and the Trust Agent without the consent of any of the Noteholders or the Holders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any of the provisions herein or make any other provisions with respect to matters or questions arising hereunder that shall not be inconsistent with the provisions of this Agreement; provided, however, that (i) any such action shall not materially and adversely affect the interests of any Noteholder or any Holder; (ii) any such action shall be deemed not to materially and adversely affect the interest of any Noteholder if the Person requesting the amendment obtains (A) a letter from the Rating Agency to the effect that the amendment would not result in a downgrading or withdrawal of the ratings then assigned to the Notes by such Rating Agency or (B) an opinion of counsel to such effect; and (iii) any such action shall be deemed not to materially and adversely affect the interest of any Holder if the Person requesting such amendment obtains an opinion of counsel to such effect, or Holders representing 100% of the Percentage Interests consent to such amendment.

      (b) This Agreement may also be amended from time to time by the Depositor, the Owner Trustee and the Trust Agent, with the consent of, for so long as the Notes are Outstanding, Noteholders representing not less than 51% of the Outstanding Amount of the Notes (which consent of any Noteholder given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Noteholder and on all future holders of such Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made thereon) and, if such amendment materially and adversely affects the interests of the Holders, with the consent of Holders evidencing not less than 51% of the Percentage Interests, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Holders; provided, however, that no such amendment may
(i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Underlying Certificates or distributions that shall be required to be made for the benefit of the Noteholders or Holders, (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes or Percentage Interest of the Holders required to consent to any such amendment, without the consent of the Holders of all outstanding Notes and Trust Certificates or (iii) alter the provisions of Section 11.07 or 11.08, without the consent of MBIA Insurance Corporation or its successor in interest.

      (c) Prior to the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to the Indenture Trustee, the Administrator and the Rating Agency.

      (d) Promptly after the execution of any such amendment or consent, the Trust Agent shall furnish written notification of the substance of such amendment or consent to each Holder. It shall not be necessary for the consent of Holders, Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Holders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

      (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

      (f) In connection with the execution of any amendment to this Agreement or any other Basic Document to which the Trust is a party and for which amendment the Owner Trustee's consent is sought, each of the Owner Trustee and the Trust Agent shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust, the Owner Trustee or the Trust Agent, as the case may be, have been satisfied. The Owner Trustee and the Trust Agent may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Trust Agent's own rights, duties or immunities under this Agreement or otherwise.

      Section 11.02 Limitations on Rights of Others. Except for Section 2.07, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Trust Agent, the Depositor, the Holders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      Section 11.03 Notices. All demands, notices and communications under this Agreement shall be in writing personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt in the case of (a) the Owner Trustee, at the Owner Trustee Corporate Trust Office; (b) the Depositor, at Onyx Acceptance Financial Corporation, 27051 Towne Centre Drive, Suite 200, Foothill Ranch, California 92610; (c) the Trust Agent, at JPMorgan Chase Bank, Attention: Institutional Trust Services, 450 West 33rd Street, 14th Floor, New York, New York 10001; or (d) as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Holder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

      Section 11.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Trust Certificates or the rights of the Holders thereof.

      Section 11.05 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 11.06 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee, the Trust Agent and their respective successors and permitted assigns and each Holder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Holder shall bind the successors and assigns of such Holder.

      Section 11.07 No Petition.

      (a) The Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the other Basic Documents.

      (b) Each of the Owner Trustee and the Trust Agent, by entering into this Agreement, each Holder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Seller, the Depositor or the Trust, or join in any institution against the Seller, the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the other Basic Documents.

      Section 11.08 No Recourse. The Owner Trustee and each Holder by accepting a Trust Certificate acknowledges that such Holder's Trust Certificates represents a beneficial interest in the Trust only and does not represent an interest in or obligation of the Depositor, the Seller, the Administrator, the Owner Trustee, the Trust Agent, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the other Basic Documents.

      Section 11.09 Certificates Nonassessable and Fully Paid. Holders shall not be personally liable for obligations of the Trust. Except as expressly provided herein, the interests represented by the Trust Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and, upon authentication thereof pursuant to Section 3.03, the Trust Certificates shall be deemed fully paid.

      Section 11.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      Section 11.11 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 11.12 Duties. The duties and responsibilities of the Owner Trustee and the Trust Agent shall be limited to those expressly provided for in this Agreement. The parties hereto agree that except for the purpose of the foregoing sentence, neither the Owner Trustee nor the Trust Agent shall have management responsibilities.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                    ONYX ACCEPTANCE FINANCIAL
                                    CORPORATION, as Depositor

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    BANKERS TRUST (DELAWARE),
                                    as Owner Trustee

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    JPMORGAN CHASE BANK,
                                    as Trust Agent

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



Amended and Restated Trust Agreement (2000-A1 Residual) - Signature Page


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
                                                                       EXHIBIT A

                            FORM OF TRUST CERTIFICATE

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